
starton
THERAPEUTICS

Starton Therapeutics

Proprietary Continuous Delivery Platform To Improve Patient Outcomes In Oncology

HWEL & Starton Analyst Day Presentation
June 13, 2023

Disclaimer (1 of 3)

IMPORTANT LEGAL INFORMATION

Additional Information and Where to Find It

In connection with the transactions contemplated by the business combination agreement, dated April 27, 2023 (as amended on May 15, 2023 and as many be further amended or supplemented from time to time, the "**Business Combination Agreement**," and all of the transactions contemplated thereunder, the "**Transaction**"), by and among Healthwell Acquisition Corp. I ("**Healthwell**"), Starton Therapeutics, Inc. ("**Starton**"), HWEL Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Healthwell ("**Pubco**"), and the other parties thereto, Pubco filed a registration statement on Form S-4 with the SEC on May 15, 2023 (as may be amended or supplemented from time to time, the "**Registration Statement**"), which includes a preliminary proxy statement and a prospectus in connection with the Transaction. STOCKHOLDERS OF HEALTHWELL ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE TRANSACTION. When available, the definitive proxy statement and other relevant documents will be mailed to the stockholders of Healthwell as of a record date to be established for voting on the Transaction. Stockholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov.

Healthwell's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Healthwell Acquisition Corp. I, 1001 Green Bay Rd, #227 Winnetka, IL 60093; e-mail: healthwell.management@healthwellspac.com.

Disclaimer (2 of 3)

Forward-Looking Statements

This communication contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Starton and the Transaction and the future held by the respective management teams of Healthwell or Starton, the anticipated benefits and the anticipated timing of the Transaction, future financial condition and performance of Starton and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, financing transactions, if any, related to the Transaction, the level of redemptions of Healthwell’s public stockholders and the products and markets and expected future performance and market opportunities of Starton. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Healthwell’s securities; (ii) the risk that the Transaction may not be completed by Healthwell’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Healthwell; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including, among others, the condition that Healthwell has cash or cash equivalents of at least $15 million, and the requirement that the Business Combination Agreement and the transactions contemplated thereby be approved by the stockholders of each of Healthwell and Starton; (iv) the failure to obtain any applicable regulatory approvals required to consummate the Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Transaction on Starton’s business relationships, operating results, and business generally; (vii) risks that the Transaction disrupts current plans and operations of Starton; (viii) the risk that Pubco may not be able to raise funds in a PIPE financing or may not be able to raise as much as anticipated; (ix) the outcome of any legal proceedings that may be instituted against Starton or Healthwell related to the Business Combination Agreement or the Transaction; (x) the ability to maintain the listing of Healthwell’s securities on a national securities exchange or failure of Pubco to meet initial listing standards in connection with the consummation of the Transaction; (xi) uncertainty regarding outcomes of Starton’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidates; (xii) risks associated with Starton’s efforts to commercialize a product candidate; (xiii) Starton’s ability to negotiate and enter into definitive agreements for supply, sales, marketing, and/or distribution on favorable terms, if at all; (xiv) the impact of competing product candidates on Starton’s business; (xv) intellectual property-related claims; and (xvi) Starton’s ability to attract and retain qualified personnel; and (xvii) Starton’s ability to continue to source the raw materials for its product candidates.

The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Healthwell’s initial public offering (the “**IPO**”) prospectus filed with the SEC on August 4, 2021, Healthwell’s Annual Report on Form 10-K filed for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and subsequent periodic reports filed by Healthwell with the SEC, the Registration Statement and other documents filed or to be filed by Healthwell and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither Starton, Healthwell nor Pubco assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Starton, Healthwell nor Pubco gives any assurance that either Starton or Healthwell, or the combined company, will achieve its expectations.

Disclaimer (3 of 3)

Information Sources; No Representations

The communication furnished herewith has been prepared for use by Healthwell and Starton in connection with the Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Healthwell derived entirely from Healthwell and all information relating to the business, past performance, results of operations and financial condition of Starton derived entirely from Starton. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will Healthwell, Starton or Pubco, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Starton has been derived, directly or indirectly, exclusively from Starton and has not been independently verified by Healthwell. Neither the independent auditors of Healthwell nor the independent auditors of or Starton audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

Prior Disclosures

Starton is aware that its CEO appeared on the television program “Unicorn Hunters” on June 7, 2021. During that appearance, the CEO made a number of representations as to Starton’s approach to reformulating drug products to improve efficacy, tolerability and patients’ quality of life. As part of these representations, the CEO raised the specific example of Starton’s investigational reformulation of Revlimid™. While Starton believes in the value of its product, it understands that any clinical superiority claims cannot be made absent specific findings from rigorous clinical studies which Starton has not undertaken. The CEO’s comments on the television program were not intended to suggest Starton has conducted such studies; Starton does not have data to support these specific representations and disclaims any representations or purported representations by its CEO which either stated or implied the contrary.

Trademarks and Tradenames

This communication includes trademarks of Starton, which are protected under applicable intellectual property laws and are the property of Starton or its subsidiaries. This communication also includes other trademarks, trade names and service marks that are the property of their respective owners. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Participants in the Solicitation

Healthwell, Starton, Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Healthwell’s stockholders in connection with the Transaction. Healthwell’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Healthwell executive officers and directors in the solicitation by reading Healthwell’s final prospectus filed with the SEC on August 4, 2021 in connection with the IPO, Healthwell’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and Healthwell’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Transaction, which may, in some cases, be different from those of stockholders generally, are set forth in the Registration Statement relating to the Transaction. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Select Healthwell Leadership Team

Healthwell Executives



Alyssa Rapp, MBA

CEO and Director

- 15+ years of experience as VC and PE-backed CEO
- Former CEO of Surgical Solutions
- Independent Director at Together Women's Health and Empower MedSpa (Shore Capital Partners)
- Lecturer-in-Management at Stanford GSB and Adjunct Prof. of Entrepreneurship at University of Chicago Booth Business School
- Healthtech seed investor and advisor
- **Key Highlights:**
  - Spearheaded 2-year turnaround of PE-backed, tech-enabled healthcare services business
  - Founded and led venture-backed interactive media company in the consumer sector



Tracy Wan, CPA

President, CFO and Director

- 30+ years in senior executive positions at public and private companies
- Former Acting COO of Surgical Solutions
- Former President, COO and Director of Cycle Gear (Harvest Partners)
- Former President, COO, CFO and Director of The Sharper Image (NASDAQ: SHRP)
- **Key Highlights:**
  - Led successful turnaround and exit with positive ROIC, and subsequent merger with direct competitor as President and COO of CycleGear
  - President of The Shaper Image, with 5x revenue growth to nearly $1B

Board Co-Chairs



Curtis Feeny, MBA

Board Co-Chair

- Senior Advisor to Peterson Partners
- Former Managing Director at Voyager Capital
- 20+ years of technology investing experience
- Experienced public company board member – CBRE, Staples (former), Trammell Crow Company (former)
- **Key Highlights:**
  - Oversaw 4 successful health tech deals at Voyager, including WellnessFX, Medify, Kryptiq and ClearCare
  - Helped steer Staples' sale to Sycamore Partners at a premium to market



George Hornig, JD, MBA

Board Co-Chair

- Chair, Cofounder, Venture Capitalist, The Seed Lab (including biotech)
- Former Senior Managing Director and Global COO of PineBridge Investments
- Former COO of Credit Suisse Asset Management (NYSE: CS) and EVP of Deutsche Bank Americas (NYSE: DB)
- Former Director and Audit Chair of Forrester Research (NASDAQ: FORR)
- Director of two healthcare focused SPACs, KBL I and KBL IV
- **Key Highlights:**
  - Chairman, Xometry (NASDAQ: XMTR)
  - Director, Audit Chair, Vaxxinity (NASDAQ: VAXX)

Healthcare Advisory Board



Funmi Olopade, MD, FASCO

Advisory Board Member

- Walter L Palmer Distinguished Service Professor of Medicine, The University of Chicago
- Director of Center for Clinical Cancer Genetics & Global Health at The University of Chicago
- Co Founder of CancerIQ
- **Key Highlights:**
  - Medical oncologist and cancer genetics expert, her pioneering work led to wide adoption of genetic testing for inherited cancers in clinical practice.
  - MacArthur Foundation Fellowship, a Franklin D. Roosevelt Freedom from Want Medal, Gregory Mendel Medal, Order of Lincoln award and Officer of the Order of the Niger award.

Transaction Overview

Transaction Summary

- **Initial purchase price of $240.0mm to existing Starton shareholders[(1)]**
- **Starton Pro Forma Equity Value of ~$374mm**
- **Transaction to target PIPE and/or debt financing of $15mm**
- **Net cash proceeds to fund working capital and general corporate purposes**
- **Existing Starton shareholders will have the right to receive earnout consideration in the form of at least 25.0 mm shares**
  - At least 8.3mm shares each earned at **(1)** $12, **(2)** $14 or upon achievement of First Clinical Milestone (completion of Phase 1b for multiple myeloma), and **(3)** $16 or upon achievement of completion of an FDA required bridging study in healthy volunteers that proves bio-equivalence between the ambulatory SC pump and either a transdermal patch or an onbody SC pump
- **Healthwell Sponsor and existing Starton shareholders offering up to 3.5mm shares to prospective investors**

Transaction Valuation

(mm, except per share data)	
Stock Price at Issue ($)	$10.15[(2)]
Total Shares Outstanding at Close[(3)]	36.8
Pro Forma Equity Value	**$373.8**
Less: Pro Forma Cash	(35.0)
Pro Forma Enterprise Value	**$338.8**

Sources and Uses

Sources	($mm)	(%)
Shares Issued to Target	$240.00	*82.76%*
Cash Held in Trust[(4)]	35.00	*12.07%*
Anticipated PIPE Capital Raise	15.00	*5.17%*
Total	**$290.00**	***100.0%***

Uses	($mm)	(%)
Stock Consideration	$240.00	*82.76%*
Remaining Cash to Balance Sheet[(5)]	35.00	*12.07%*
Transaction Fees & Expenses	15.00	*5.17%*
Total	**$290.00**	***100.0%***

Pro Forma Ownership @ $10.15 / Share



13%
9%
64%
4%
10%
Healthwell Sponsor
Healthwell Public Shareholders
Existing Starton Shareholders
PIPE Investors
PIPE Incentive

1) Reflects base consideration of $260.0mm less an additional $20.0mm of shares that would otherwise be issued to Starton shareholders that will instead be used to provide incentives to potential PIPE investors. In the event that these shares are not used by or at the closing, such shares will be added to the pool of earnout shares.
2) Based on redemption price as of December 31, 2022. $10.15 per share is the approximate share price when dividing the aggregate amount on deposit in the Healthwell trust account by the number of issued and outstanding public shares. Actual redemption price at closing may be higher.
3) Pro forma share count includes 23.8mm shares issued to existing Starton shareholders, 4.7mm sponsor shares, 1.5mm from PIPE investors shares, 3.5mm public shares assuming ~86% public shareholder redemption, and 3.5mm PIPE incentive shares. Excludes impact of 25.0mm earnout shares, 7.7mm private warrants, and 4.5mm public warrants.
4) Based on ~86% public shareholder redemptions; actual redemptions may be higher or lower.
5) The transaction is subject to a minimum cash condition, whereupon at closing, the combined company must have cash and cash equivalents, including cash held in Trust (net of shareholder redemptions) and the proceeds of any anticipated PIPE capital raise, after payment of transaction expenses, of at least $15.0 million.

starton THERAPEUTICS

Why Starton Therapeutics?

A Strategic Platform Company = De-Risked

- Proven delivery technology
- Choosing blockbuster molecules for delivery
- Potential for superior drug products

Developing Continuous Delivery Technology = Strong IP

- Indication expansion
- Novel drug product compositions
- Preliminary proof-of-concept

Transformational Patient Outcomes = Blockbuster Potential

- Continuous delivery will produce better outcomes
- Addresses major unmet medical needs
- Cost effective vs. standard of care

Source: Published scientific literature.

Established Starton Leadership Team With Clinical, Operational, and Financial Expertise



Pedro Lichtinger, MBA

CEO, Co-founder Chairman

- 37-year career in biotechnology and a proven track record of developing turnaround and financing strategies, executing strategic alliances, and building commercial and R&D capabilities.
- Former President and CEO of Asterias Biotherapeutics and Optimer Pharmaceuticals with 16 years' experience at Pfizer Inc as President of Global Primary Care and President of Europe.
- He currently sits on the Board of Applied Biological Laboratories, Inc. and Zero Gravity. He holds an MBA degree from Wharton School of Business and an engineering degree from the National University of Mexico.

Pfizer OPTIMER®



Scott Kahn, CPA, CGMA, MBA

Chief Financial Officer

- 35+ years of experience. Prior to joining Starton Therapeutics, Mr. Kahn was CFO and Vice President of Diopsys for approximately fifteen years where he was responsible for all accounting, finance, human resources and investor relations.
- Prior to joining Diopsys, Mr. Kahn served as CFO at Diamond Chemical Co., Inc., a privately held chemical manufacturer.
- Previously, Mr. Kahn held various finance, strategy and operational leadership roles. received a B.A. in Accounting from Franklin and Marshall College and an M.B.A. in International Business from Rutgers University.

DIOPSYS® Seeing tomorrow, today.™



Dr. Jamie Oliver, PharmD

Chief Medical Officer

- 12 years in academia and 29 years in both the public and private sectors of the biopharma industry and contract research organizations.
- He served in numerous clinical development operations roles including COO, SVP Clinical Research and Regulatory Affairs, CSO, and Medical Officer.
- Dr. Oliver has significant FDA experience with both the Drug and Biologic divisions, having prepared more than 50 INDs and participated in seven successful NDA submissions for U.S./Global pharmaceutical companies.
- Participated in several series of successful fund raisings, as well as served in-licensing negotiations and out-licensing of several oncology assets.

accelovance ACCELERATE. ADVANCE. ACHIEVE. OCKHAM ONCOLOGY



Andy Rensink, MSE

Chief Manufacturing Officer

- 30+ years of operational experience including 13 years in transdermal development and manufacturing. Mr. Rensink is the former President and COO of Tapemark, where he led development, strategy implementation for pharmaceutical COMO developing and manufacturing Transdermal Patches and Oral Thin Film products.
- Currently sits on the Board of Advisors for HydraFlex chemical dispensing systems.
- Holds a Masters in Engineering from Marquette University, BSME from University of Wisconsin and completed the GE Manufacturing Management Program.

TAPEMARK®

Starton Scientific Committee Members

Renowned Scientific Committee with Significant Experience in Relevant Therapy Areas			
 **Mohamad Hussein, MD**	Chair, Scientific Committee	Celgene; MOFFITT CANCER CENTER; Cleveland Clinic	**Instrumental in REVLIMID® approval in MM and the body of literature supporting its use in CLL**
 **Kenneth Anderson, MD**	Multiple Myeloma (MM) Lead	Dana-Farber Cancer Institute; HARVARD MEDICAL SCHOOL	**Have contributed to the body of literature supporting the use of lenalidomide in MM and CLL**
 **Asher Chanan-Khan, MD**	Chronic Lymphocytic Leukemia (CLL) Lead	MAYO CLINIC	

Source: Published scientific literature and public websites.

Starton Proprietary Algorithm Screened 88k Continuous Delivery Applications

Continuous delivery platform


Molecule characteristics
Patient impact
88K
Potential applications screened
Poor absorption & bioavailability
Short half-life
($t_{1/2}$)
Molecule size / dose
Fit with continuous delivery platforms
Standard of care
Poor tolerability
New indications

Our approach:

- Design **proof-of-concept study** for continuous delivery of FDA-approved API
- Build best-in-class scientific team
- Early **IP protection**: method of use, composition of formulations[(1)]
- Evaluate potential for **new therapeutic index** vs. originator
- Clinical program to establish **on-label superiority**
- IP protection: **outcomes** in new indications, biomarkers[(2)]

starton THERAPEUTICS

(1) Proof of concept studies are designed to fund unforeseen/unexpected outcomes in animal or human models that allow for new IP. Proof of concept studies for lenalidomide and olanzapine continuous delivery on file.
(2) Formulations and compositions for patches and wearable Sc pumps are molecule specific and unexpected therefore enabling them to have intellectual property protection, Company files.

Starton's Continuous Delivery Technology Platform Uses Three Proven Systems

Developing three delivery systems in parallel reduces risk and diversifies pipeline

	Technology	Technical Features		Clinical Advantages
Transdermal multi-day patch **(TD)**	Continuous delivery by adhesive transdermal delivery system (TDS)	+ Optimal patient acceptance and convenience + Low COGS - Small molecules only - Best suited for small/medium dose volumes		**Address unmet medical needs:** • Reduce AUC 60%+ • Reduce C_{max}, increase C_{min} • Avoid first-pass metabolism • Avoid short half-life • Increase tolerability • Expand use into new indications
SC on-body infusion patch **(OBI)**	Continuous subcutaneous delivery with wearable patch/pump combination device	+ Improved patient acceptance and convenience + FDA-approved device = reduced risk + Reliability / low variability + Suitable for large and small molecules - Cost		
SC infusion + ambulatory pump **(SC)**	Continuous subcutaneous infusion with computerized ambulatory delivery device (CADD) infusion pump	+ FDA-approved pump = reduced risk + Reliability / low variability + Higher drug volumes + Suitable for large and small molecules - Portability of belt-worn device		

Note: CDMO: contract development and manufacturing organization, SC: subcutaneous.
Source: Published scientific literature and Company data.

Diverse Pipeline With Significant Commercial Potential

Product Candidate	Indication	Preclinical	Phase 1	Phase 2
STAR-LLD	Multiple myeloma (MM)			
STAR-LLD	Chronic lymphocytic leukemia (CLL)			
STAR-LLD	Lymphoma			
STAR-LLD	Prostate Cancer			
STAR-OLZ	Chemotherapy-induced nausea and vomiting (CINV)			
Multiple	Undisclosed			

Source: Company data.

Significant Intellectual Property (IP) With Patent Protection Through 2040/41

No.	Status	Commentary
US11197852	Granted on 12/14/2021	Continuous Delivery of Lenalidomide and Other Immunomodulatory Agents
PCT/US2022/ 032090	PCT	Publication Number WO2022-260940
17/518930	Continuation in Part	Publication Number US2022-0054473
17/831603	Converted from Provisional	Publication Number US2022-0395468 Transdermal Drug Delivery Systems for Administration of a Therapeutically Effective Amount of Lenalidomide and Other Immunomodulatory Agents
17/570463	Converted from Provisional	Publication Number US2022-0218687 Stable Solution of Immunomodulatory Drugs (IMiD) for Parenteral Use
US2022/0115 72	PCT	Publication Number WO2022/150561
17/148262	Converted from Provisional	Publication Number US2021-0244679 Treatment of Vomiting and Nausea with Minimum Dose of Olanzapine
18/246190	PCT	Treatment of Vomiting and Nausea with Minimum Dose of Olanzapine
US2022- 0395468	Published	Use of Olanzapine for Treatment of PARP-Inhibitor Induced Nausea
17/415279	Converted from Provisional	Publication Number US2022-0040194 Use of Olanzapine for Treatment of PARP-Inhibitor Induced Nausea

+ additional formulation and process patents in draft form

- Starton owns global rights to full product portfolio
- IP Protection through 2040/41
- Expect to expand IP with unexpected clinical findings
- Starton IP strategy led by Roy Waldron, Ph.D., former Global VP of Intellectual Property at Pfizer and current Starton Board member

Source: Company files and U.S. Patent Office.

STAR-LLD Positioned To Deliver Multiple Catalysts In Near-Term

		Catalyst	Timing
STAR-LLD SC subcutaneous	Multiple myeloma (MM)	Initiate Phase 1b	Q2 2023*
		First patient dosed	2H 2023
		6-month safety/efficacy results	1H 2024
		Initiate Phase 2/3 trial	2H 2024
		Potential FDA Approval	2027
	Chronic lymphocytic leukemia (CLL)	Initiate Phase 2	2H 2024
		Initiate Phase 3	2025
STAR-LLD TD transdermal	Bridge to MM and CLL indications	Select final transdermal formulation	Q1 2024
		IND filed	2024
		Potential FDA Approval	2027
STAR-LLD OBI on-body SC infusion		Partnership with major OBI manufacturer announced	2H 2023
		Potential FDA Approval	2027

starton THERAPEUTICS

Source: Company files.
*U.S. FDA has notified Starton that it may proceed with Phase 1b.

Pre-Clinical and Clinical Results and Strategies

starton
THERAPEUTICS

Lenalidomide (Revlimid) – Shortcomings of the drug leading to discontinuations – Rationale for flattening the Curve

- Starton's technology focuses on flattening the blood concentration curve
- Revlimid is currently used for a number of hematologic malignancies (MM/CLL)
  - Has a very short half-life but administered 1x daily
  - By 16 hours blood levels are subtherapeutic
  - Toxicity is primarily related to AUC and Cmax
  - Efficacy not associated with Cmax
- Continuous delivery is able to target effective blood levels without excess drug being administered


Lenalidomide 5 mg Oral Dose
Plasma Concentration and Continuous Delivery Targets
Plasma Concentration mcg/L
121.0
101.0
81.0
61.0
41.0
21.0
1.0
1 12 23 34 45 56 67 78 89 100 111 122 133 144 155 166
5 mg Oral
12 hr at 5 mg

Flattening the curve – selection of target blood levels for immunomodulators

IL-2 release from T cells


400
350
300
250
200
150
100
50
0
IL-2 PG/ML
0
0.008
0.04
0.2
1
5
10
UM

IFN-γ release from NK Cells


3000
2500
2000
1500
1000
500
0
IFNγ pg/m:
0
0.008
0.04
0.2
1
5
10
uM

Minimum effective concentration is 0.04 µM/L = 10 ng/mL

Constant exposure at the µM target produced these results

Immune activation thresholds for lenalidomide in multiple myeloma

starton THERAPEUTICS

Source: Gandhi et al Dexamethasone Synergizes with Lenalidomide to Inhibit Multiple Myeloma Tumor Growth, But Reduces Lenalidomide-Induced Immuno-modulation of T and NK Cell Function Current Cancer Drug Targets, 2010, 10, 155-167.

Flattening the curve – selection of cytotoxic blood levels

Continuous delivery concentration selected to induce ubiquitination of Ikaros/Aeolos proteins; IKZF1 and IKZF3

- Cereblon protein expressed in myeloma cell lines
- Cereblon expression an important biomarker of IMiD response
- (Stankova Clin Oncol 2014)
- Minimum LLD concentration to induce degradation of IKZF1/3 proteins 0.1µM/L = 25 ng/mL(1)



Len (µM) 0 0.01 0.1 1 10
IKZF3
IKZF1
Actin



Plasma LLD concentration over 24-hr dosing interval at 25mg/day
LLD concentration (uM)
2.5
2
1.5
1
0.5
0
0 4 8 12 16 24
Time (hours)
COMPLETE UBIQUITINATION
PARTIAL UBIQUITINATION
~16 hours 0.1 µM/L
Concentration uM
100% ubiquitination

STAR-LLD targets optimal dose-related cereblon activity

Source: Kronke et al. Science 2014: 343:301-305.
(1) At maximum daily oral dose.

Rodent Studies of PK, Safety, and Tolerability of LLD

starton THERAPEUTICS

Lenalidomide (LLD) nonclinical rodent studies overview

- Multiphase project – Assess SC dosing and PK / tolerability in mice
  - Step 1: Determine the mouse pharmacokinetics of LLD from literature and in vivo
  - Step 2: Create a parenteral formulation to achieve required solubility for optimal pump operation
  - Step 3: Model the once daily LLD i.p. control dose and s.c. test concentrations distributed above and below the dosing mid-point – Test with iPrecio pump for 10-days in CB17 healthy mice
  - Step 4: Assess PK and tolerability of 4 doses to translate to SCID mouse study
  - Step 5: Select 4 infusional doses plus once daily i.p. Len based on tolerability data
  - Step 6: Perform 29-day implantable pump treatment in CB17 NCI H929 xenograft SCID mice (100 mm^3 at start of treatment)
  - Step 7: Perform 26-day implantable pump treatment in CB17 RPMI IMiD resistant xenograft SCID (100 mm^3 at start of treatment)
  - Step 8: Perform a 28-day continuous infusion toxicology study in healthy CD20 mice

starton THERAPEUTICS

Note: Starton-sponsored study performed by Charles River Laboratories.

How we emulate the methodology of continuous delivery

iPrecio wireless programable subcutaneous pump


The World's First, Smallest,
High precision,
Wirelessly controlled, Programmable
Implantable Micro Infusion Pump for Mice
Implantable,
Programmable
and Refillable





Note: Starton-sponsored study performed by Charles River Laboratories.

How we selected the dose for future studies

NA-p354: preclinical rodent study: dose finding study in CB.17 mice

CB.17 mice
N=3 animals per group

Study evaluated tolerability of lenalidomide (LLD) intraperitoneal (IP) injection (standard of care in this model) vs. LLD continuous subcutaneous delivery in healthy mice

Lenalidomide 25 mg/kg IP vs 4 dose groups SC



10.00
1.00
0.10
0.01
0.00
0.00
Mcg/L
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
25 mcg/hr
IP-25 mg/kg
12 mcg/hr
6 mcg/hr
2 mcg/hr
Expon. (IP-25 mg/kg)

iPrecio subcutaneous (sc) pump

Agent	Active dose	Route	Schedule
vehicle	na	ip	qd x 1
lenalidomide	25 mg/kg	ip	qd x 1
lenalidomide	600 µg/day	sc osm pump[1]	Continuous for 10 days
lenalidomide	288 µg/day	sc osm pump[1]	Continuous for 10 days
lenalidomide	144 µg/day	sc osm pump[1]	Continuous for 10 days
lenalidomide	48 µg/day	sc osm pump[1]	Continuous for 10 days

Note: Starton-sponsored study performed by Charles River Laboratories.

Dosing groups for efficacy study

Continuous LLD dosing in NCI H929 MM xenograft SCID mice

Gr.	N	Agent	Formulation dose	Active dose	Route	Schedule	Vehicle	Dosing volume scale ml/kg
1[#]	10	vehicle		na	ip	qd x 14 / 1 day off / qd x 14	-	10
2	10	lenalidomide	25 mg/kg	25 mg/kg	ip	qd x 14 / 1 day off / qd x 14	-	10
3	10	lenalidomide	144 µg/day	144 µg/day	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	-	10
4	10	lenalidomide	48 µg/day	48 µg/day	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	-	10
5	10	lenalidomide	24 µg/day	24 µg/day	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	-	10
6	10	lenalidomide	12 µg/day	12 µg/day	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	-	10

Note: Starton-sponsored study performed by Charles River Laboratories.

Continuous infusion displayed superior efficacy over standard of care

H929-p216: Tumor model used by Celgene



Tumor volume (mm³)
2,500
2,000
1,500
1,000
500
0
1
5
9
13
17
21
25
29
Days
Grp1: Vehicle
Grp2: LLD 25mg
Grp3: STAR-LLD CI

CI: Continuous infusion IP: Intraperitoneal

Group	Tumor volume increase (day 29)
GRP 1 (vehicle)	+ 2,518%
GRP 2 (lenalidomide IP 25mg/kg)	+ 483%
GRP 3 (144 µg/day continuous infusion)	- 81%

Data on file for 48ug/day strength

starton THERAPEUTICS

Note: SCID: severe combined immunodeficient, TTE: median time to treatment endpoint, TTF: time to total treatment failure.
Starton-sponsored study performed by Charles River Laboratories.

Post-infusion outcomes



H929-e350 Kaplan-Meier Plot
Percent Remaining
Days
End of treatment
100% FAILURE
IP DOSING
Group 1: vehicle (ip, qd x 14 / 1 day off / qd x 14)
Group 2: lenalidomide (25 mg/kg,ip, qd x 14 / 1 day off / qd x 14)
Group 3: lenalidomide (144 µg/day,sc osm pump, continuous for 14 days / 1 day off / continuous for 14 days)
Group 4: lenalidomide (48 µg/day,sc osm pump, continuous for 14 days / 1 day off / continuous for 14 days)
Group 5: lenalidomide (24 µg/day,sc osm pump, continuous for 14 days / 1 day off / continuous for 14 days)
Group 6: lenalidomide (12 µg/day,sc osm pump, continuous for 14 days / 1 day off / continuous for 14 days)

2 animals with Tumor Free Survival

Note: Starton-sponsored study performed by Charles River Laboratories.

Tumor responses and body weight changes throughout the study

Group	n	Treatment Regimen 1					Median TTE	Days to TTF	PR	CR	TFS	BW Nadir
		Agent	Vehicle	mg/kg	Route	Schedule						
1#	10	vehicle		-	ip	qd x 14 / 1 day off / qd x 14	21	25	0	0	0	-0.1%
2	**10**	**lenalidomide**		**25**	**ip**	**qd x 14 / 1 day off / qd x 14**	**47**	**53**	**0**	**0**	**0**	**-1.2%**
3	**10**	**lenalidomide**		**144***	**sc osm pump[1]**	**continuous for 14 days / 1 day off / continuous for 14 days**	**65**	**>100**	**6**	**4**	**2**	**-4.9%**
4	**10**	**lenalidomide**		**48***	**sc osm pump[1]**	**continuous for 14 days / 1 day off / continuous for 14 days**	**41**	**71**	**1**	**0**	**0**	**-8.0%**
5	10	lenalidomide		24*	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	40	53	0	0	0	-3.3%
6	10	lenalidomide		12*	sc osm pump[1]	continuous for 14 days / 1 day off / continuous for 14 days	27	43	0	0	0	-1.9%

The ORR was 100% (4 CR; 6 PR) with 144 mcg/day dose and 0% with daily SOC 500 mcg/day LLD dosing

starton THERAPEUTICS

Note: TTE: median time to treatment endpoint, TTF: time to total treatment failure.
Starton-sponsored study performed by Charles River Laboratories.

Continuous delivery improved response and delayed progression of MM tumors

Group	n	Treatment Regimen 1				100% TTF (days)	Mean TTE (days)	TTF Stats	MTV (mm3), Day 26	Day 26 Stats	PR	CR	TFS	BW Nadir
		Agent	mcg/day	Route	Schedule									
1[#]	10	vehicle	-	sc osm pump[1]	13/ 1 day off /13 pump refill	51	36	1 vs 5 = 0.81	1116 ± 215	1 vs 5 = 0.99	0	0	0	-1.4% (9)
2	10	lenalidomide-CHMC	144[*]	sc osm pump[1]	13/ 1 day off /13 pump refill	51	41	2 vs 5 = 0.14	740 ± 130	2 vs 5 = 0.03	0	0	0	-2.0% (2)
3	10	lenalidomide-CHMC	216[*]	sc osm pump[1]	13/ 1 day off /13 pump refill	58	42	3 vs 5 = 0.07	707 ± 77	3 vs 5 = 0.003	0	0	0	-2.6% (2)
4	10	lenalidomide-CHMC	288[*]	sc osm pump[1]	13/ 1 day off /13 pump refill	58	43	4 vs 5 = 0.049	702 ± 128	4 vs 5 = 0.018	0	0	0	-2.1% (2)
5	10	lenalidomide	500	ip	13/1/13	51	36		1116 ± 108		0	0	0	-0.6% (5)

Study Results from STAR-LLD in RPMI-IMiD resistant cell line


Body Weight (Normalized)
Body weight (g)
114 %
112 %
110 %
108 %
106 %
104 %
102 %
100 %
98 %
Days


Tumor volume
Tumor volume (mm3)
2100.00
1800.00
1500.00
1200.00
900.00
600.00
300.00
Endpoint
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
48
51
54
57
Days

Group 1: vehicle (sc osm pump, 13/ 1 day off /13 pump refill)
Group 2: lenalidomide-CHMC (144 μg/day,sc osm pump, 13/ 1 day off /13 pump refill)
Group 3: lenalidomide-CHMC (216 μg/day,sc osm pump, 13/ 1 day off /13 pump refill)
Group 4: lenalidomide-CHMC (288 μg/day,sc osm pump, 13/ 1 day off /13 pump refill)
Group 5: lenalidomide (25 mg/kg,ip, 13/1/13)

starton THERAPEUTICS

Note: Starton-sponsored study performed by Charles River Laboratories.

Toxicology Results: *No Histopathology Changes, No Cellular Damage, No Hematologic Toxicity*

Healthy CD20 mice
N=20 animals per group

Study evaluated effect of chronic subcutaneous (SC) administration of continuous lenalidomide on tolerability, histopathology, and key hematologic parameters

Route	Active dose	Population	Stratification
Vehicle control	--	N=20 (10 male + 10 fem)	1:1 8 days or 28 days
sc osm pump	144 µg/day	N=20 (10 male + 10 fem)	1:1 8 days or 28 days
sc osm pump	48 µg/day	N=20 (10 male + 10 fem)	1:1 8 days or 28 days

Key endpoints:

I. Local tolerability
- Survival
- Body weight
- Infusion site tolerability

II. Hematology
- White blood cell (WBC)
- Neutrophil (ANC)
- Lymphocyte (ALC)
- Platelets

III. Histopathology
- Necrosis at infusion site
- Cellular damage

Note: Starton-sponsored study performed by Charles River Laboratories.

Hematologic toxicity, the primary toxicity of lenalidomide, eliminated by continuous delivery

STAR-LLD showed no hematologic toxicity in chronic treatment

Mean 28-day hematologic parameters:
male mice (n=5/dose strength)



3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
WBC (10^3/uL)
NEUT (10^3/uL)
PLT (10^6/uL)
0 mcg/day
48 mcg/day
144 mcg/day

Mean 28-day hematologic parameters:
female mice (n=5/dose strength)



4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
WBC (10^3/uL)
NEUT (10^3/uL)
PLT (10^6/uL)
0 mcg/day
48 mcg/day
144 mcg/day

No significant differences compared to sham

- ✓ **No neutropenia**
- ✓ **No thrombocytopenia**
- ✓ **No local infusion site toxicity**
- ✓ **No test article related toxicity**

Healthy CD20 mice
3 treatment groups
N=20 animals per group
Terminal Sacrifice at 8 and 28 days

Study evaluated effect of chronic subcutaneous (SC) administration of continuous lenalidomide on tolerability, histopathology, and key hematologic parameters

Preclinical rodent study 2: toxicology and hematologic tolerability

NOAEL = in mice was 300 µg/hr/kg   HED NOAEL = 1585 µg/hr

Note: HED: Human equivalent dose, NEUT: neutrophils, NOAEL: No observed adverse event level, PLT: platelet, WBC: white blood cell.
Starton-sponsored study performed by Charles River Laboratories.

STAR-LLD Demonstrated Durable and Deep Responses in Preclinical Work

STAR-LLD preclinical program

Superior efficacy: durability and depth of response

- 40% Complete Response, 60% Partial Response at 144 mcg continuous LLD vs. 0% daily pulsatile LLD
- 20% of animals at 144 mcg/d cured with no evidence of disease at 100 days

Safety and tolerability

- Chronic (28 day) treatment produced no hematologic or local toxicity
- No drug-related macro/micro histopathologic toxicity
- Similar weight changes in all animals (placebo and lenalidomide)

Four preclinical studies

- 10-day dose-finding of STAR-LLD continuous SC in healthy CB17 mice
- 29-day efficacy/safety of STAR-LLD continuous SC versus ip lenalidomide in SCID mice
- 28-day GLP toxicity study of STAR-LLD continuous SC versus vehicle in healthy mice
- 27-day efficacy study of STAR-LLD continuous SC versus ip lenalidomide in IMiD-resistant RPMI CB.17 SCID mice

FDA authorizes Starton's Phase 1b clinical trial

STAR-LLD Phase 1b/2 in multiple myeloma: FDA agreements

- Approval via a 505(b)(2) pathway is appropriate
- No additional nonclinical data are required for the NDA
- For myeloma, we can reference prior findings of safety for Revlimid
- Phase 1b is Safe to Proceed
- Phase 1b study is 6 patients for signal of safety and efficacy in $\geq$ 2nd line treatment of transplant ineligible MM patients receiving bortezomib and dexamethasone plus STAR-LLD
- Meet with FDA with Phase 1 preliminary data to get feedback and advice for the approval development plan
- Based on Phase 1b data, may be able to use in combination with daratumumab in 1st line
- Can plan Phase 2 studies in MM, CLL, and other malignancies

STAR-LLD Phase 1 Bioavailability Study Successful

Phase 1: An Open-label, Randomized, Crossover, Single Ascending Dose Study of Continuous Subcutaneous Infusion of Lenalidomide Compared With Revlimid® Oral Capsules In Healthy Adult Male Subjects



Healthy human volunteers (n=16)
3 cohort randomization
Cohort 1 n=4: 5mg oral, SC 100µg/hr
Cohort 2 n=4: 2x5mg oral, SC 200µg/hr
Cohort 3 n=8: 4x5mg oral, SC 400µg/hr
RT
TR
1:1 randomization
STAR-LLD 24-hour SC infusion
24-hour washout Crossover
Oral Revlimid dose

Primary endpoints

- Plasma lenalidomide concentrations after SC infusion and oral dosing
- Plasma PK parameters of lenalidomide after SC infusion and oral dosing

Secondary endpoints

- Ratios of Cmax, AUCinf, and AUC0-t
- Adverse events (AEs)
- Acute (1-9 days) dose tolerability compared to oral Revlimid

STUDY RESULTS:
high-level data subject to final analysis and quality check

- **STAR-LLD well tolerated with no meaningful drug-related toxicity**
  - **7/17 subjects (41%) had TEAE**
  - **1 TEAE was considered drug related (headache @ 9.6mg/d)**
- **STAR LLD achieved >92% bioavailability across all doses**
- **Plasma levels showed a >90% lower Cmax, a 70% lower AUC, and sustained Cmin at targeted dose levels**
- **Study validated compatibility and utility of subcutaneous delivery system**
- **Starting RP1D is** 400 µg/h (based on animal and human data)

	Dose	Subject	Revlimid AUC h*mcg/L	Revlimid Cmax mcg/L	LLD AUC h*mcg/L	Css sc mcg/L
100 µg/h Vs 5 mg qd	5/100	1	202	86.7	90.5	4.31
	5/101	2	270	67.9	112.9	5.16
	5/102	3	201	70.5	96.5	4.44
	5/103	4	174	75.3	73	3.59
		mean	211.75	75.1	93.23	4.38
		SD	40.9	8.3	16.5	0.64
200 µg/h Vs 10 mg qd	10/200	5	550	170.0	234	10.32
	10/201	6	427	143.7	190	8.36
	10/202	7	548	225.0	226	10.4
	10/203	8	524	170.5	220	10.03
		mean	512.25	177.3	217.50	9.78
		SD	58.0	34.1	19.2	0.96
400 µg/h Vs 20 mg qd	20/400	9	1057	312.8	493	21.54
	20/401	10	991	300.9	484	19.8
	20/402	11	1008	230.3	407	18.71
	20/403	12	941	271.3	398	17.69
	20/404	13	1091	236.8	475	20.89
	20/405	14	1028	332.6	440	20.85
	20/406	15	1208	309.3	496	21.72
	20/407	16	1104	429.2	452	20.7
		mean	1053.50	302.9	455.63	20.24
		SD	82.0	62.8	38.1	1.41

AUC: area under the curve, TEAE: treatment emergent adverse event, qd: once daily

Clinical Phase 1b study design

Open-label Study With Multiple Opportunities To Report On Tolerability, Complete And Partial Responses (CR/PR). <u>Potential For Breakthrough Designation</u>

Phase 1b:

- 2nd line MM patients receiving a proteasome inhibitor and dex with lenalidomide
- Allows for Phase 2 studies in MM and CLL

Study Locations: US, 3 sites
Duration: 10 months to enroll, 2 months for topline data, 2 months to meet with FDA + interim reports throughout study

Phase 1b:
n=6 Multiple myeloma patients

↓

STAR-LLD continuous administration

Safety and PD:
9.6 mg/day or 400 mcg/hr

Open-label study, objectives:

- Safety and tolerability of continuous LLD
- Immunologic activity of NK cells and T cells for innate and humoral immunity
- Changes in efficacy indicators including MRD status, PFS, DOR

STAR-LLD Is Currently Being Evaluated In A Phase 1b Study In Multiple Myeloma

starton THERAPEUTICS

ASCT: autologous stem cell transplant, DOR: duration of response, IMWG: international myeloma working group, MRD: minimal residual disease, PFS: progression-free survival

Development Plans to expand and replace use of Revlimid in Multiple Myeloma

Phase 1b/2/3 – 2nd line STAR-LLD in combination with a Proteasome Inhibitor and Dex in transplant ineligible pts[1,2]

Phase 2/3 – 1st line STAR-LLD in combination with Daratumumab and Dex in transplant ineligible pts[1,2]

Phase 3 – Maintenance monotherapy following SCT[1,2]

Phase 2 – Combination with CAR-T to improve the depth of response[1,3]

1 = Superiority in outcomes and/or tolerability 2 = Single pivotal study 3 = Phase 2 pivotal study

Development Plans to enter new indications and establishing use of Lenalidomide in Chronic Lymphocytic Leukemia

- Phase 2/3 – 2nd line in combination rituximab after failure of BTKi and BCL-2i
- Phase 2/3 – 2nd line zanubrutinib ± lenalidomide in MRD+ patients after 6 mo of monotherapy[1,2]
- Phase 3 – 1st line maintenance monotherapy following 12 mo of venetoclax/obinutuzumab[1,2]

1 = Superiority in outcomes

2 = Single pivotal study

Investment Highlights

1. Enhanced Proprietary Delivery System Leveraging Proven Continuous Delivery Technology Across a Wide Range of Indications
2. Blockbuster Potential With a Groundbreaking Approach to Treating Multiple Myeloma and Other Hematological-Malignancies
3. Superior PK/PD Profile Versus the Current Standard-Of-Care, Leading to Improved Drug Tolerability and Superior Outcomes
4. Significant Opportunity to Expand Total Addressable Market by Capturing Revlimid Intolerant Patients
5. De-Risked Opportunity by Leveraging FDA-Approved Blockbuster Products With Proven Active Ingredients
6. Strong Cadence of Upcoming Catalysts With Defined Pathway Into Clinic and Clear Path Forward to Potential Approval
7. Substantial Expansion Opportunities With the Potential to Leverage the Existing Technology in Other Approved Blockbuster Molecules

starton THERAPEUTICS

Risk Factors

starton
THERAPEUTICS

Starton Selected Risk Factors

Starton is subject to numerous risks factors, including but not limited to the following:

- **Risks Related to Starton's Business**
  - Starton is a clinical stage biotechnology company with a limited operating history
  - Starton expends a significant amount of resources on research and development, which may not lead to successful product introductions
  - Starton has historically operated subject to a going concern qualification in its financial statements
  - Starton may incur operating losses in the future
  - Failures of or delays in clinical trials could result in increased costs to Starton and could prevent or delay Starton's ability to obtain regulatory approval and commence product sales for new products. Starton may also find it difficult to enroll patients in its clinical trials, which could delay or prevent development of its product candidates
  - The testing required for the regulatory approval of Starton's products is conducted primarily by independent third parties and any failure by any of these third parties to perform this testing properly and in a timely manner may have an adverse effect upon Starton's ability to obtain regulatory approvals
  - Starton's products or product candidates may cause adverse effects or have other properties that could delay or prevent their regulatory approval or limit the scope of any approved package insert or market acceptance, or result in significant negative consequences following marketing approval
  - If Starton's products or product candidates do not produce the effects intended or if they cause undesirable side effects, its business may suffer
  - Starton's branded pharmaceutical expenditures may not result in commercially successful products
  - Starton is subject to extensive governmental regulation and faces significant uncertainties and potentially significant costs associated with its efforts to comply with applicable regulations
  - The drug regulatory approval processes of the FDA and comparable foreign authorities are lengthy, time consuming and inherently unpredictable
- **Risks Related to Development, Clinical Testing, Manufacturing, and Regulatory Approval**
  - Starton faces risks related to health epidemics and outbreaks, including the COVID-19 pandemic, which could significantly disrupt its preclinical studies and clinical trials, and therefore its receipt of necessary regulatory approvals could be delayed or prevented
  - Results of preclinical studies, early clinical trials, or analyses may not be indicative of results obtained in later trials
  - The market opportunities for STAR-LLD and STAR-OLZ may be smaller than Starton anticipates
  - Potential product liability lawsuits against Starton could cause it to incur substantial liabilities and limit commercialization of any products that it may develop

Starton Selected Risk Factors (Cont'd.)

- **Risks Related to Commercialization**
  - The successful commercialization of STAR-LLD, STAR-OLZ, and/or any other product candidate Starton may develop will depend in part on the extent to which governmental authorities and health insurers establish adequate coverage, reimbursement levels, and pricing policies. Failure to obtain or maintain coverage and adequate reimbursement for Starton's product candidates, if approved, could limit its ability to market those products and decrease its ability to generate revenue
  - Even if STAR-LLD, STAR-OLZ, and/or any product candidate Starton may develop receives marketing approval, it may fail to achieve market acceptance by physicians, patients, third-party payors or others in the medical community necessary for commercial success
  - If Starton is unable to establish sales, marketing, and distribution capabilities either on its own or in collaboration with third parties, it may not be successful in commercializing STAR-LLD and/or STAR-OLZ
- **Risks Related to Healthcare Laws and Other Legal Compliance Matters, including the following:**
  - Enacted and future healthcare legislation may increase the difficulty and cost for Starton to obtain marketing approval of and commercialize its product candidates, if approved, and may affect the prices it may set
  - Starton's business operations and current and future relationships with investigators, healthcare professionals, consultants, third-party payors, patient organizations, and customers will be subject to applicable healthcare regulatory laws, which could expose Starton to penalties
  - Environmental, health and safety laws and regulations may cause Starton to incur substantial costs or subject it to potential liabilities
- **Risks Related to Starton's Intellectual Property**
  - Starton depends on its ability to protect its intellectual property and proprietary rights. Starton may not be able to keep its intellectual property and proprietary rights confidential and protect such rights
  - If Starton is unable to obtain and maintain patent protection for its technology, products, and product candidates or if the scope of the patent protection obtained is not sufficiently broad, Starton may not be able to compete effectively in its markets
  - Starton may become subject to third parties' claims alleging infringement of their patents and proprietary rights, or Starton may need to become involved in lawsuits to protect or enforce its patents
  - Starton's business may be materially harmed if it does not obtain patent term extension in the U.S. under the Hatch-Waxman Act and in foreign countries under similar legislation
- **Those other factors discussed in Healthwell's filings with the SEC and in Pubco's registration statement relating to the Transaction**

Healthwell Selected Risk Factors

Healthwell is subject to numerous risks, including but not limited to the following:

- The risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Healthwell's securities
- The risk that the Transaction may not be completed by Healthwell's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Healthwell
- The failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Business Combination Agreement by the stockholders of Healthwell
- The occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement
- The ability to maintain the listing of Healthwell's securities on a national securities exchange
- The risk that Pubco may not be able to raise funds in a PIPE financing or may not be able to raise as much as anticipated
- Costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize underlying assumptions, including with respect to estimated stockholder redemptions
- Healthwell is not required to obtain and has not obtained a fairness opinion from an independent third party in connection with the Transaction
- Those other factors discussed in Healthwell's filings with the SEC and in Pubco's registration statement relating to the Transaction